SUPPLEMENT DATED OCTOBER 1, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS FLEX,
AND MFS REGATTA CHOICE

PROSPECTUS DATED MAY 1, 2008
FOR MFS REGATTA EXTRA

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

PROSPECTUSES DATED MAY 1, 2006
FOR MFS REGATTA ACCESS AND MFS REGATTA FLEX FOUR,

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved, subject to shareholder approval, the merger of MFS Mid Cap Value Portfolio into MFS Value Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held in November, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust then, after the close of business on December 4, 2009, all of the assets of MFS Mid Cap Value Portfolio will be transferred to MFS Value Portfolio and shareholders of MFS Mid Cap Value Portfolio will receive shares of MFS Value Portfolio in exchange for their shares of MFS Mid Cap Value Portfolio.

On December 2, 2009, the MFS Mid Cap Value Portfolio will be closed to new Purchase Payments. However any automatic programs previously authorized by a Contract Owner, such as dollar-cost averaging, portfolio rebalancing, and asset allocation, into the MFS Mid Cap Value Portfolio will continue until the merger is completed.

Immediately after the merger, Purchase Payments and purchases that are part of a dollar-cost averaging program, a portfolio rebalancing program, or an asset allocation program will continue with the MFS Value Portfolio replacing the MFS Mid Cap Value Portfolio.

Please retain this supplement with your Prospectus for future reference.

MFS Mid Cap (US) 10/09